UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 23, 2006


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)



         Marshall Islands                000-51366                98-0453513
(State or other jurisdiction of        (Commission              (IRS employer
 incorporation or organization)         File Number)         identification no.)

           477 Madison Avenue                                        10022
           New York, New York                                      (Zip Code)
(Address of principal executive offices)


(Registrant's telephone number, including area code): (212) 785-2500


         (Former name or former address, if changed since last report.)
                                 Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     Securities Purchase Agreement

     On June 22, 2006 the Company entered into the Securities Purchase Agreement described in Item 3.02.


Item 3.02.  Unregistered Sales of Equity Securities

     On June 22, 2006, Eagle Bulk Shipping Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with certain institutional investors (individually, an "Investor" and collectively, the "Investors"). Pursuant to the terms of the Agreement the Company agreed to sell and the Investors agreed to purchase an aggregate of 2,750,000 shares of the Company's common stock, par value $0.01 (the "Common Shares"). The Common Shares are being sold pursuant to an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

     The aggregate purchase price for the Common Shares is $33,000,000, or $12.00 per Common Share. The Company expects to issue the Common Shares on or about June 28, 2006.

     Pursuant to the terms of the Agreement, the Company has undertaken among other things, to file a resale Registration Statement for the Common Shares pursuant to the Securities Act with the Securities and Exchange Commission no more than 30 days from the date of issuance.

     The Agreement (without exhibits or schedules) is annexed as Exhibit 10.1 to this Report.


Item 7.01.  Regulation FD

     In connection with the Agreement described in Items 1.01 and 3.02, the Company issued a press release on June 23, 2006. In addition, the Company issued a press release on June 23, 2006 announcing the agreement to acquire three Supramax drybulk carriers for an aggregate price of $105 million. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively.


Item 9.01.  Financial Statements and Exhibits

     10.1 Securities Purchase Agreement dated June 22, 2006 between the Company and the Investors listed in Exhibit A thereto

     99.1 Press Release of Eagle Bulk Shipping Inc. dated June 23, 2006 announcing private placement

     99.2 Press Release of Eagle Bulk Shipping Inc. dated June 23, 2006 announcing acquisition and charter of three Supramax drybulk vessels

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 23, 2006
                                        EAGLE BULK SHIPPING INC.


                                        By:  /s/ Sophocles N. Zoullas
                                           ---------------------------
                                           Sophocles N. Zoullas
                                           Chief Executive Officer and President


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